UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2016

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On December 31, 2016, concurrent with the closing of the sale of its automotive specialty finance leads group, Autobytel Inc., a Delaware corporation (“Autobytel”), and Car.com, Inc., a Delaware corporation and wholly owned subsidiary of Autobytel (“Car.com”), entered into a Transitional License and Linking Agreement (“License Agreement”) with Internet Brands, Inc., a Delaware corporation (“Internet Brands”), pursuant to which: (i) Internet Brands will pay Autobytel One Million Five Hundred Seventy-Five Thousand Dollars ($1,575,000.00) over the five-year term of the License Agreement; (ii) Car.com granted Internet Brands a limited, non-exclusive, non-transferable license to use the Car.com logo and name solely for sales and marketing purposes in Internet Brands' automotive specialty finance division; and (iii) Autobytel will provide certain redirect linking of consumer traffic for automotive specialty finance leads from Autobytel’s specialty finance lead forms on its consumer-facing websites to a landing page designated by Internet Brands.
The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the License Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2016 (“Previously Filed Form 8-K”), on December 19, 2016, Autobytel, Car.com and Internet Brands entered into that certain Asset Purchase and Sale Agreement dated December 19, 2016 (“Purchase and Sale Agreement”), pursuant to which Autobytel agreed to sell its automotive specialty finance leads group to Internet Brands. This transaction was completed effective as of December 31, 2016. A press release announcing the closing of this transaction was issued and is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which was previously filed as Exhibit 2.1 to the Previously Filed Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

2.1
Asset Purchase and Sale Agreement, made as of December 19, 2016, by and among Internet Brands, Inc., a Delaware corporation, Car.com, Inc., a Delaware corporation, and Autobytel Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on December 21, 2016).

10.1‡
Transitional License and Linking Agreement, made as of January 1, 2017, by and among Internet Brands, Inc., a Delaware corporation, Car.com, Inc., a Delaware corporation, and Autobytel Inc., a Delaware corporation.

99.1	Press Release dated January 3, 2017.

‡
Exhibit B in this Exhibit has been omitted in accordance with Item 601(b)(2) of Regulation S-K.  Autobytel Inc. will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request; provided, however, that Autobytel Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, for any exhibit so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2017	AUTOBYTEL INC.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

2.1
Asset Purchase and Sale Agreement, made as of December 19, 2016, by and among Internet Brands, Inc., a Delaware corporation, Car.com, Inc., a Delaware corporation, and Autobytel Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed with the SEC on December 21, 2016).

10.1‡
Transitional License and Linking Agreement, made as of January 1, 2017, by and among Internet Brands, Inc., a Delaware corporation, Car.com, Inc., a Delaware corporation, and Autobytel Inc., a Delaware corporation.

99.1	Press Release dated January 3, 2017.

‡
Exhibit B in this Exhibit has been omitted in accordance with Item 601(b)(2) of Regulation S-K.  Autobytel Inc. will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request; provided, however, that Autobytel Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, for any exhibit so furnished.